EXHIBIT 99.3
CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2013

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
REVENUES:
Minimum rents	$170,185	$164,613	$340,663	$322,123
Percentage rents	2,376	1,756	7,291	5,208
Other rents	4,698	4,664	9,995	9,950
Tenant reimbursements	72,576	70,994	146,935	140,686
Management, development and leasing fees	2,849	1,967	5,924	4,436
Other	9,753	7,850	17,606	15,910
Total revenues	262,437	251,844	528,414	498,313
OPERATING EXPENSES:
Property operating	35,098	35,491	76,176	72,356
Depreciation and amortization	70,515	67,156	142,070	129,414
Real estate taxes	22,013	23,211	45,055	45,540
Maintenance and repairs	13,772	13,034	28,463	25,791
General and administrative	12,875	11,993	26,299	25,793
Loss on impairment	21,038	—	21,038	—
Other	8,190	6,559	14,846	13,317
Total operating expenses	183,501	157,444	353,947	312,211
Income from operations	78,936	94,400	174,467	186,102
Interest and other income	661	1,295	1,388	2,370
Interest expense	(57,205)	(61,400)	(117,033)	(121,231)
Loss on extinguishment of debt	(9,108)	—	(9,108)	—
Gain on sales of real estate assets	457	—	1,000	94
Gain on investments	2,400	—	2,400	—
Equity in earnings of unconsolidated affiliates	2,729	2,073	5,348	3,339
Income tax provision	(757)	(267)	(583)	(39)
Income from continuing operations	18,113	36,101	57,879	70,635
Operating income (loss) of discontinued operations	35	3,308	(627)	4,414
Gain (loss) on discontinued operations	91	(16)	872	895
Net income	18,239	39,393	58,124	75,944
Net income attributable to noncontrolling interests in:
Operating partnership	(36)	(5,197)	(3,527)	(9,559)
Other consolidated subsidiaries	(6,479)	(4,805)	(12,560)	(10,945)
Net income attributable to the Company	11,724	29,391	42,037	55,440
Preferred dividends	(11,223)	(10,594)	(22,446)	(21,188)
Net income attributable to common shareholders	$501	$18,797	$19,591	$34,252
Basic per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$—	$0.11	$0.12	$0.20
Discontinued operations	—	0.01	—	0.03
Net income attributable to common shareholders	$—	$0.12	$0.12	$0.23
Weighted average common shares outstanding	166,607	150,913	164,088	149,704

Diluted earnings per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$—	$0.11	$0.12	$0.20
Discontinued operations	—	0.01	—	0.03
Net income attributable to common shareholders	$—	$0.12	$0.12	$0.23
Weighted average common and potential dilutive common shares outstanding	166,607	150,954	164,088	149,746

Amounts attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$394	$16,184	$19,383	$30,071
Discontinued operations	107	2,613	208	4,181
Net income attributable to common shareholders	$501	$18,797	$19,591	$34,252

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2013

The Company's calculation of FFO allocable to Company shareholders is as follows:
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012

Net income attributable to common shareholders	$501	$18,797	$19,591	$34,252
Noncontrolling interest in income of operating partnership	36	5,197	3,527	9,559
Depreciation and amortization expense of:
Consolidated properties	70,515	67,156	142,070	129,414
Unconsolidated affiliates	9,923	11,008	19,871	22,119
Discontinued operations	—	970	107	1,985
Non-real estate assets	(484)	(471)	(958)	(888)
Noncontrolling interests' share of depreciation and amortization	(1,282)	(1,883)	(2,889)	(2,329)
Loss on impairment, net of tax benefit	21,038	—	21,038	196
Gain on depreciable property	—	—	(2)	(493)
(Gain) loss on discontinued operations, net of taxes	(55)	8	(540)	(557)
Funds from operations of the operating partnership	100,192	100,782	201,815	193,258
Gain on investments	(2,400)	—	(2,400)	—
Loss on extinguishment of debt	9,108	—	9,108	—
Funds from operations of the operating partnership, as adjusted	$106,900	$100,782	$208,523	$193,258

Funds from operations per diluted share	$0.51	$0.53	$1.04	$1.02
Gain on investments	(0.01)	—	(0.01)	—
Loss on extinguishment of debt	0.05	—	0.05	—
Funds from operations, as adjusted, per diluted share	$0.55	$0.53	$1.08	$1.02

Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	196,153	190,277	193,633	190,218

Reconciliation of FFO of the operating partnership to FFO allocable to common shareholders:
Funds from operations of the operating partnership	$100,192	$100,782	$201,815	$193,258
Percentage allocable to common shareholders (1)	84.94%	79.33%	84.74%	78.72%
Funds from operations allocable to common shareholders	$85,103	$79,950	$171,018	$152,133

Funds from operations of the operating partnership, as adjusted	$106,900	$100,782	$208,523	$193,258
Percentage allocable to common shareholders (1)	84.94%	79.33%	84.74%	78.72%
Funds from operations allocable to common shareholders, as adjusted	$90,801	$79,950	$176,702	$152,133

(1) Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operating partnership units outstanding on page 5.

SUPPLEMENTAL FFO INFORMATION:
Lease termination fees	$1,725	$1,408	$2,538	$2,158
Lease termination fees per share	$0.01	$0.01	$0.01	$0.01

Straight-line rental income	$1,746	$1,812	$2,836	$2,222
Straight-line rental income per share	$0.01	$0.01	$0.01	$0.01

Gains on outparcel sales	$457	$2,754	$1,000	$2,853
Gains on outparcel sales per share	$—	$0.01	$0.01	$0.01

Net amortization of acquired above- and below-market leases	$43	$638	$629	$780
Net amortization of acquired above- and below-market leases per share	$—	$—	$—	$—

Net amortization of debt premiums (discounts)	$700	$603	$1,076	$1,055
Net amortization of debt premiums (discounts) per share	$—	$—	$0.01	$0.01

Income tax provision	$(757)	$(267)	$(583)	$(39)
Income tax provision per share	$—	$—	$—	$—

Loss on impairment from continuing operations	$(21,038)	$—	$(21,038)	$—
Loss on impairment from continuing operations per share	$(0.11)	$—	$(0.11)	$—

Loss on impairment from discontinued operations	$—	$—	$—	$(293)
Loss on impairment from discontinued operations per share	$—	$—	$—	$—

Loss on extinguishment of debt from continuing operations	$(9,108)	$—	$(9,108)	$—
Gain on extinguishment of debt from continuing operations per share	$(0.05)	$—	$(0.05)	$—

Gain on investments	$2,400	$—	$2,400	$—
Gain on investments per share	$0.01	$—	$0.01	$—

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2013

Same-Center Net Operating Income
(Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012

Net income attributable to the Company	$11,724	$29,391	$42,037	$55,440

Adjustments:
Depreciation and amortization	70,515	67,156	142,070	129,414
Depreciation and amortization from unconsolidated affiliates	9,923	11,008	19,871	22,119
Depreciation and amortization from discontinued operations	—	970	107	1,985
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(1,282)	(1,883)	(2,889)	(2,329)
Interest expense	57,205	61,400	117,033	121,231
Interest expense from unconsolidated affiliates	9,764	11,093	19,836	22,296
Interest expense from discontinued operations	—	1	—	231
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(977)	(1,002)	(1,953)	(1,462)
Abandoned projects expense	(1)	1	1	(123)
Gain on sales of real estate assets	(457)	—	(1,000)	(94)
Gain on sales of real estate assets from discontinued operations	—	(2,543)	—	(3,036)
Gain on sales of real estate assets of unconsolidated affiliates	—	(220)	—	(215)
Gain on investments	(2,400)	—	(2,400)	—
Loss on extinguishment of debt	9,108	—	9,108	—
Loss on impairment	21,038	—	21,038	—
Loss on impairment from discontinued operations	—	—	—	293
Income tax provision	757	267	583	39
Net income attributable to noncontrolling interest in earnings of operating partnership	36	5,197	3,527	9,559
(Gain) loss on discontinued operations	(91)	16	(872)	(895)
Operating partnership's share of total NOI	184,862	180,852	366,097	354,453
General and administrative expenses	12,875	11,993	26,299	25,793
Management fees and non-property level revenues	(6,057)	(5,787)	(14,373)	(11,482)
Operating partnership's share of property NOI	191,680	187,058	378,023	368,764
Non-comparable NOI	(10,077)	(7,782)	(18,017)	(12,845)
Total same-center NOI	$181,603	$179,276	$360,006	$355,919
Total same-center NOI percentage change	1.3%		1.1%

Total same-center NOI	$181,603	$179,276	$360,006	$355,919
Less lease termination fees	(1,775)	(1,189)	(2,581)	(1,937)
Total same-center NOI, excluding lease termination fees	$179,828	$178,087	$357,425	$353,982

Malls	$162,404	$162,057	$322,324	$321,050
Associated centers	8,153	8,187	16,483	16,251
Community centers	4,564	4,317	9,259	8,641
Offices and other	4,707	3,526	9,359	8,040
Total same-center NOI, excluding lease termination fees	$179,828	$178,087	$357,425	$353,982

Percentage Change:
Malls *	0.2%		0.4%
Associated centers	(0.4)%		1.4%
Community centers	5.7%		7.2%
Offices and other	33.5%		16.4%
Total same-center NOI, excluding lease termination fees *	1%		1%

* Same-Center NOI for the three months and six months ended June 30, 2012, included a one-time bankruptcy settlement of $1.5 million. Excluding the settlement, the increase in same-center mall NOI for the three months and six months ended June 30, 2013 was 1.2% and 0.9%, respectively. Excluding the settlement, the change in total same-center NOI for the three months and six months ended June 30, 2013 was 1.8% and 1.4%, respectively.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of June 30, 2013 and 2012

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

	As of June 30, 2013
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,534,693	$1,087,702	$4,622,395
Noncontrolling interests' share of consolidated debt	(68,211)	(5,700)	(73,911)
Company's share of unconsolidated affiliates' debt	657,160	132,824	789,984
Company's share of consolidated and unconsolidated debt	$4,123,642	$1,214,826	$5,338,468
Weighted average interest rate	5.51%	2.11%	4.74%

	As of June 30, 2012
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,886,105	$807,103	$4,693,208
Noncontrolling interests' share of consolidated debt	(69,684)	—	(69,684)
Company's share of unconsolidated affiliates' debt	673,154	126,890	800,044
Company's share of consolidated and unconsolidated debt	$4,489,575	$933,993	$5,423,568
Weighted average interest rate	5.47%	2.53%	4.96%

Debt-To-Total-Market Capitalization Ratio as of June 30, 2013
(In thousands, except stock price)

	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	199,452	$21.42	$4,272,262
7.375% Series D Cumulative Redeemable Preferred Stock	1,815	250.00	453,750
6.625% Series E Cumulative Redeemable Preferred Stock	690	250.00	172,500
Total market equity			4,898,512
Company's share of total debt			5,338,468
Total market capitalization			$10,236,980

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on June 28, 2013. The stock prices for the preferred stocks represent the liquidation preference of each respective series.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
2013:	Basic	Diluted	Basic	Diluted
Weighted average shares - EPS	166,607	166,607	164,088	164,088
Weighted average operating partnership units	29,546	29,546	29,545	29,545
Weighted average shares- FFO	196,153	196,153	193,633	193,633

2012:
Weighted average shares - EPS	150,913	150,954	149,704	149,746
Weighted average operating partnership units	39,323	39,323	40,472	40,472
Weighted average shares- FFO	190,236	190,277	190,176	190,218

Dividend Payout Ratio

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Weighted average cash dividend per share	$0.23838	$0.22896	$0.47702	$0.45792
FFO as adjusted, per diluted fully converted share	$0.55	$0.53	$1.08	$1.02
Dividend payout ratio	43.3%	43.2%	44.2%	44.9%

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of June 30, 2013
Consolidated Balance Sheets
(Unaudited; in thousands, except share data)

	As of
	June 30, 2013	December 31, 2012
ASSETS
Real estate assets:
Land	$909,585	$905,339
Buildings and improvements	7,237,585	7,228,293
	8,147,170	8,133,632
Accumulated depreciation	(2,061,148)	(1,972,031)
	6,086,022	6,161,601
Held for sale	—	29,425
Developments in progress	210,086	137,956
Net investment in real estate assets	6,296,108	6,328,982
Cash and cash equivalents	64,430	78,248
Receivables:
Tenant, net of allowance for doubtful accounts of $2,154 and $1,977 in 2013 and 2012, respectively	78,803	78,963
Other, net of allowance for doubtful accounts of $1,283 and $1,270 in 2013 and 2012, respectively	29,985	8,467
Mortgage and other notes receivable	25,020	25,967
Investments in unconsolidated affiliates	282,389	259,810
Intangible lease assets and other assets	257,908	309,299
	$7,034,643	$7,089,736

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other indebtedness	$4,622,395	$4,745,683
Accounts payable and accrued liabilities	327,399	358,874
Total liabilities	4,949,794	5,104,557
Commitments and contingencies
Redeemable noncontrolling interests:
Redeemable noncontrolling partnership interests	40,471	40,248
Redeemable noncontrolling preferred joint venture interest	423,777	423,834
Total redeemable noncontrolling interests	464,248	464,082
Shareholders' equity:
Preferred stock, $.01 par value, 15,000,000 shares authorized:
7.375% Series D Cumulative Redeemable Preferred Stock, 1,815,000 shares outstanding	18	18
6.625% Series E Cumulative Redeemable Preferred Stock, 690,000 shares outstanding	7	7
Common stock, $.01 par value, 350,000,000 shares authorized, 169,906,529 and 161,309,652 issued and outstanding in 2013 and 2012, respectively	1,699	1,613
Additional paid-in capital	1,955,990	1,773,630
Accumulated other comprehensive income	7,855	6,986
Dividends in excess of cumulative earnings	(510,761)	(453,561)
Total shareholders' equity	1,454,808	1,328,693
Noncontrolling interests	165,793	192,404
Total equity	1,620,601	1,521,097
	$7,034,643	$7,089,736

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of June 30, 2013

Condensed combined financial statement information of the unconsolidated affiliates is presented as follows:
(Unaudited; in thousands)

	As of
	June 30, 2013	December 31, 2012
ASSETS
Investment in real estate assets	$2,147,166	$2,143,187
Accumulated depreciation	(522,680)	(492,864)
	1,624,486	1,650,323
Developments in progress	74,038	21,809
Net investment in real estate assets	1,698,524	1,672,132
Other assets	170,975	175,540
Total assets	$1,869,499	$1,847,672

LIABILITIES
Mortgage and other indebtedness	$1,454,758	$1,456,622
Other liabilities	41,279	48,538
Total liabilities	1,496,037	1,505,160

OWNERS' EQUITY
The Company	218,639	196,694
Other investors	154,823	145,818
Total owners' equity	373,462	342,512
Total liabilities and owners’ equity	$1,869,499	$1,847,672

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012

Total revenues	$60,024	$62,205	$120,743	$124,499
Depreciation and amortization	(19,122)	(20,718)	(38,270)	(41,484)
Other operating expenses	(17,105)	(18,076)	(35,518)	(37,023)
Income from operations	23,797	23,411	46,955	45,992
Interest expense	(19,043)	(21,086)	(38,711)	(42,197)
Gain on sales of real estate assets	—	430	—	430
Net income	$4,754	$2,755	$8,244	$4,225

	Company's Share for the Three Months Ended June 30,		Company's Share for the Six Months Ended June 30,
	2013	2012	2013	2012

Total revenues	$30,776	$32,976	$62,446	$66,387
Depreciation and amortization	(9,923)	(11,008)	(19,871)	(22,119)
Other operating expenses	(8,360)	(9,022)	(17,391)	(18,853)
Income from operations	12,493	12,946	25,184	25,415
Interest expense	(9,764)	(11,093)	(19,836)	(22,296)
Gain on sales of real estate assets	—	220	—	220
Net income	$2,729	$2,073	$5,348	$3,339

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2013

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
EBITDA:
Net income attributable to the Company	$11,724	$29,391	$42,037	$55,440

Adjustments:
Depreciation and amortization	70,515	67,156	142,070	129,414
Depreciation and amortization from unconsolidated affiliates	9,923	11,008	19,871	22,119
Depreciation and amortization from discontinued operations	—	970	107	1,985
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(1,282)	(1,883)	(2,889)	(2,329)
Interest expense	57,205	61,400	117,033	121,231
Interest expense from unconsolidated affiliates	9,764	11,093	19,836	22,296
Interest expense from discontinued operations	—	1	—	231
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(977)	(1,002)	(1,953)	(1,462)
Income and other taxes	1,510	1,103	1,503	1,017
Loss on extinguishment of debt	9,108	—	9,108	—
Loss on impairment	21,038	—	21,038	—
Loss on impairment from discontinued operations	—	—	—	293
Abandoned projects	(1)	1	1	(123)
Gain on investments	(2,400)	—	(2,400)	—
Net income attributable to noncontrolling interest in earnings of operating partnership	36	5,197	3,527	9,559
Gain on depreciable property	—	—	(2)	(493)
Gain on discontinued operations	(91)	16	(870)	(895)
Company's share of total EBITDA	$186,072	$184,451	$368,017	$358,283

Interest Expense:
Interest expense	$57,205	$61,400	$117,033	$121,231
Interest expense from unconsolidated affiliates	9,764	11,093	19,836	22,296
Interest expense from discontinued operations	—	1	—	231
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(977)	(1,002)	(1,953)	(1,462)
Company's share of total interest expense	$65,992	$71,492	$134,916	$142,296

Ratio of EBITDA to Interest Expense	2.82	2.58	2.73	2.52

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012

Company's share of total EBITDA	$186,072	$184,451	$368,017	$358,283
Interest expense	(57,205)	(61,400)	(117,033)	(121,231)
Interest expense from discontinued operations	—	(1)	—	(231)

Noncontrolling interests' share of interest expense in other consolidated subsidiaries	977	1,002	1,953	1,462
Income and other taxes	(1,510)	(1,103)	(1,503)	(1,017)

Net amortization of deferred financing costs and debt premiums (discounts)	917	1,716	2,503	3,753
Net amortization of deferred financing costs and debt premiums (discounts) from discontinued operations	—	—	—	34

Net amortization of intangible lease assets and liabilities	134	(419)	(180)	(147)
Depreciation and interest expense from unconsolidated affiliates	(19,687)	(22,101)	(39,707)	(44,415)
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	1,282	1,883	2,889	2,329

Noncontrolling interests in earnings of other consolidated subsidiaries	6,479	4,805	12,560	10,945
Gains on outparcel sales	(457)	(2,543)	(1,000)	(2,637)
Realized foreign currency loss	—	—	—	—
Realized gain on available for sale securities	—	(160)	—	(160)
Equity in earnings of unconsolidated affiliates	(2,729)	(2,073)	(5,348)	(3,339)
Distributions of earnings from unconsolidated affiliates	3,446	4,147	7,911	7,314
Income tax effect from share-based compensation	—	—	—	—
Share-based compensation expense	423	464	1,887	1,739
Provision for doubtful accounts	229	663	927	1,331
Change in deferred tax assets	(837)	(507)	1,824	2,316
Changes in operating assets and liabilities	(11,821)	19,144	(62,482)	3,461
Cash flows provided by operating activities	$105,713	$127,968	$173,218	$219,790

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of June 30, 2013

Schedule of Mortgage and Other Indebtedness
(Dollars in thousands )

Property	Location	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Balance
							Fixed	Variable

Operating Properties:
Columbia Place	Columbia, SC	Sep-13		5.45%	$27,266		$27,266	—
The Forum at Grandview	Madison, MS	Sep-13	Sep-14	3.19%	10,200		—	10,200
Alamance West	Burlington, NC	Dec-13	Dec-15	3.19%	16,000		—	16,000
North Park Mall	Joplin, MO	Mar-14		5.75%	33,199		33,199	—
The Promenade	D'lberville, MS	Dec-14	Dec-18	1.90%	52,620		—	52,620
Mall del Norte	Laredo, TX	Dec-14		5.04%	113,400		113,400	—
Imperial Valley Mall	El Centro, CA	Sep-15		4.99%	51,920		51,920	—
CherryVale Mall	Rockford, IL	Oct-15		5.00%	81,368		81,368	—
Brookfield Square	Brookfield, IL	Nov-15		5.08%	91,225		91,225	—
East Towne Mall	Madison, WI	Nov-15		5.00%	69,390		69,390	—
West Towne Mall	Madison, WI	Nov-15		5.00%	98,013		98,013	—
Eastland Mall	Bloomington, IL	Dec-15		5.85%	59,400		59,400	—
Hickory Point Mall	Decatur, IL	Dec-15		5.85%	29,325		29,325	—
The Outlet Shoppes at Gettysburg	Gettysburg, PA	Feb-16		5.87%	39,806		39,806	—
CoolSprings Crossing	Nashville, TN	Apr-16		4.54%	12,660	(a)	12,660	—
Gunbarrel Pointe	Chattanooga, TN	Apr-16		4.64%	11,272	(b)	11,272	—
Janesville Mall	Janesville, WI	Apr-16		8.38%	4,671		4,671	—
Stroud Mall	Stroud, PA	Apr-16		4.59%	33,863	(c)	33,863	—
York Galleria	York, PA	Apr-16		4.55%	54,086	(d)	54,086	—
Statesboro Crossing	Statesboro, GA	Jun-16	Jun-18	2.00%	11,400		—	11,400
Chapel Hill Mall	Akron, OH	Aug-16		6.10%	69,373		69,373	—
Greenbrier Mall	Chesapeake, VA	Aug-16		5.91%	76,325		76,325	—
Hamilton Place	Chattanooga, TN	Aug-16		5.86%	104,971		104,971	—
Midland Mall	Midland, MI	Aug-16		6.10%	34,236		34,236	—
Chesterfield Mall	St. Louis, MO	Sep-16		5.74%	140,000		140,000	—
Dakota Square Mall	Minot, ND	Nov-16		6.23%	58,083		58,083	—
St. Clair Square	Fairview Heights, IL	Dec-16		3.28%	123,125		—	123,125
Southaven Towne Center	Southaven, MS	Jan-17		5.50%	41,363		41,363	—
Cary Towne Center	Cary, NC	Mar-17		8.50%	54,818		54,818	—
Acadiana Mall	Lafayette, LA	Apr-17		5.67%	136,305		136,305	—
Citadel Mall	Charleston, SC	Apr-17		5.68%	68,282		68,282	—
Hamilton Corner	Chattanooga, TN	Apr-17		5.67%	15,444		15,444	—
Layton Hills Mall	Layton, UT	Apr-17		5.66%	97,415		97,415	—
The Plaza at Fayette Mall	Lexington, KY	Apr-17		5.67%	40,239		40,239	—
The Shoppes at St. Clair Square	Fairview Heights, IL	Apr-17		5.67%	20,393		20,393	—
EastGate Crossing	Cincinnati, OH	May-17		5.66%	15,176		15,176	—
The Outlet Shoppes at El Paso	El Paso, TX	Dec-17		7.06%	65,918		65,918	—
Kirkwood Mall	Bismarck, ND	Apr-18		5.75%	40,095		40,095	—
Hanes Mall	Winston-Salem, NC	Oct-18		6.99%	155,112		155,112	—
Honey Creek Mall	Terre Haute, IN	Jul-19		8.00%	30,464		30,464	—
Volusia Mall	Daytona Beach, FL	Jul-19		8.00%	52,405		52,405	—

Property	Location	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance	Balance
						Fixed	Variable

The Terrace	Chattanooga, TN	Jun-20		7.25%	14,096	14,096	—
Burnsville Center	Burnsville, MN	Jul-20		6.00%	78,431	78,431	—
Parkway Place	Huntsville, AL	Jul-20		6.50%	39,845	39,845	—
Valley View Mall	Roanoke, VA	Jul-20		6.50%	61,665	61,665	—
Parkdale Mall & Crossing	Beaumont, TX	Mar-21		5.85%	90,962	90,962	—
EastGate Mall	Cincinnati, OH	Apr-21		5.83%	41,700	41,700	—
Hamilton Crossing & Expansion	Chattanooga, TN	Apr-21		5.99%	10,181	10,181	—
Park Plaza Mall	Little Rock, AR	Apr-21		5.28%	94,998	94,998	—
Wausau Center	Wausau, WI	Apr-21		5.85%	18,992	18,992	—
Fayette Mall	Lexington, KY	May-21		5.42%	177,299	177,299	—
Alamance Crossing - East	Burlington, NC	Jul-21		5.83%	49,676	49,676	—
Asheville Mall	Asheville, NC	Sep-21		5.80%	75,559	75,559	—
Cross Creek Mall	Fayetteville, NC	Jan-22		4.54%	135,589	135,589	—
The Outlet Shoppes at Oklahoma City	Oklahoma City, OK	Jan-22		5.73%	58,406	58,406	—
Northwoods Mall	North Charleston, SC	Apr-22		5.08%	71,818	71,818	—
Arbor Place	Douglasville, GA	May-22		5.10%	120,187	120,187	—
CBL Center	Chattanooga, TN	Jun-22		5.00%	21,436	21,436	—
Fashion Square	Saginaw, MI	Jun-22		4.95%	41,128	41,128	—
Jefferson Mall	Louisville, KY	Jun-22		4.75%	70,139	70,139	—
Southpark Mall	Colonial Heights, VA	Jun-22		4.85%	66,030	66,030	—
WestGate Mall	Spartanburg, SC	Jul-22		4.99%	39,244	39,244	—
	SUBTOTAL				$3,718,007	$3,504,662	$213,345
Weighted average interest rate					5.4%	5.56%	2.75%

Debt Premiums (Discounts): (e)

Northpark Mall	Joplin, MO	Mar-14		5.50%	$48	$48	—
Imperial Valley Mall	El Centro, CA	Sep-15		3.75%	1,373	1,373	—
Chesterfield Mall	St. Louis, MO	Sep-16		5.96%	(870)	(870)	—
Dakota Square Mall	Minot, ND	Nov-16		5.03%	2,352	2,352	—
The Outlet Shoppes at El Paso	El Paso, TX	Dec-17		4.75%	6,114	6,114	—
Kirkwood Mall	Bismarck, ND	Apr-18		4.25%	2,750	2,750	—
	SUBTOTAL				$11,767	$11,767	—
Weighted average interest rate					4.49%	4.49%

Total Loans On Operating Properties And Debt Premiums (Discounts)					$3,729,774	$3,516,429	$213,345
Weighted average interest rate					5.4%	5.56%	2.75%

Construction Loans:
The Outlet Shoppes at Atlanta	Woodstock, GA	Aug-15	Aug-17	2.94%	$40,963	—	$40,963
	SUBTOTAL			2.94%	$40,963	—	$40,963

Credit Facilities:
Unsecured term facilities:
$600,000 capacity		Nov-15	Nov-16	1.60%	$300,297	—	$300,297
$100,000 capacity		Feb-16		1.59%	52,679	—	52,679
$600,000 capacity		Nov-16	Nov-17	1.60%	430,418	—	430,418
$50,000 Term Loan		Feb-18		2.09%	50,000	—	50,000
	SUBTOTAL			1.63%	$833,394	—	$833,394

Property	Location	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Balance
							Fixed	Variable

Other	Pearland Town Center				$18,264	(f)	$18,264	—

Total Consolidated Debt					$4,622,395		$3,534,693	$1,087,702
Weighted average interest rate					4.71%		5.57%	1.9%

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Summit Fair	Lee's Summit, MO	Jul-13		5.00%	$13,419	(g)	—	$13,419
Hammock Landing Phase I	West Melbourne, FL	Nov-13	Nov-14	3.70%	41,068		—	41,068
Hammock Landing Phase II	West Melbourne, FL	Nov-13		3.69%	2,757		—	2,757
The Pavilion at Port Orange	Port Orange, FL	Mar-14	Mar-15	3.69%	62,772		—	62,772
Coastal Grand-Myrtle Beach	Myrtle Beach, SC	Oct-14		5.09%	39,200	(h)	39,200	—
Gulf Coast Town Center Phase III	Ft. Myers, FL	Jul-15		2.75%	6,529		—	6,529
Oak Park Mall	Overland Park, KS	Dec-15		5.85%	137,850		137,850	—
Triangle Town Center	Raleigh, NC	Dec-15		5.74%	90,671		90,671	—
Fremaux Town Center	Slidell, LA	Mar-16	Mar-18	2.32%	5,531.00		—	5,531
Renaissance Center Phase I	Durham, NC	Jul-16		5.61%	16,732		16,732	—
Governor's Square Mall	Clarksville, TN	Sep-16		8.23%	9,749		9,749	—
Kentucky Oaks Mall	Paducah, KY	Jan-17		5.27%	11,844		11,844	—
The Shops at Friendly Center	Greensboro, NC	Jan-17		5.90%	20,369		20,369	—
High Pointe Commons	Harrisburg, PA	May-17		5.74%	6,865		6,865	—
Gulf Coast Town Center Phase I	Ft. Myers, FL	Jul-17		5.60%	95,400		95,400	—
High Pointe Commons Phase II	Harrisburg, PA	Jul-17		6.10%	2,740		2,740	—
CoolSprings Galleria	Nashville, TN	Jun-18		6.98%	54,233		54,233	—
York Town Center	York, PA	Feb-22		4.90%	18,507		18,507	—
York Town Center - Pier 1	York, PA	Feb-22		2.95%	748		—	748
West County Center	St. Louis, MO	Dec-22		3.40%	95,000		95,000	—
Friendly Shopping Center	Greensboro, NC	Apr-23		3.48%	50,000		50,000	—
Renaissance Center Phase II	Durham, NC	Apr-23		3.49%	8,000		8,000	—
	SUBTOTAL				$789,984		$657,160	$132,824

Less Noncontrolling Interests' Share Of Consolidated Debt:		Noncontrolling Interest %
The Outlet Shoppes at Gettysburg	Gettysburg, PA	50%		5.87%	$(19,903)		$(19,903)	—
Statesboro Crossing	Statesboro, GA	50%		2.00%	(5,700)		—	(5,700)
Hamilton Place	Chattanooga, TN	10%		5.86%	(10,497)		(10,497)	—
Hamilton Corner	Chattanooga, TN	10%		5.67%	(1,544)		(1,544)	—
The Outlet Shoppes at El Paso	El Paso, TX	25%		7.06%	(16,479)		(16,479)	—
The Terrace	Chattanooga, TN	8%		7.25%	(1,128)		(1,128)	—
Hamilton Crossing & Expansion	Chattanooga, TN	8%		5.99%	(814)		(814)	—
The Outlet Shoppes at Oklahoma City	Oklahoma City, OK	25%		5.73%	(14,602)		(14,602)	—
CBL Center	Chattanooga, TN	8%		5.00%	(1,715)		(1,715)	—

	SUBTOTAL				$(72,382)		$(66,682)	$(5,700)

Property	Location	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Balance
							Fixed	Variable

Less Noncontrolling Interests' Share Of Debt Premium: (f)
The Outlet Shoppes at El Paso	El Paso, TX	25%		4.75%	$(1,529)		$(1,529)	—

Company's Share Of Consolidated And Unconsolidated Debt					$5,338,468		$4,123,642	$1,214,826
Weighted average interest rate					4.74%		5.51%	2.11%

Total Debt of Unconsolidated Affiliates:
Summit Fair	Lee's Summit, MO	Jul-13		5.00%	$49,699		—	$49,699
Hammock Landing Phase I	West Melbourne, FL	Nov-13		3.70%	41,068		—	41,068
Hammock Landing Phase II	West Melbourne, FL	Nov-13		3.69%	2,757		—	2,757
The Pavilion at Port Orange	Port Orange, FL	Mar-14		3.69%	62,772		—	62,772
Coastal Grand-Myrtle Beach	Myrtle Beach, SC	Oct-14		5.09%	78,399	(h)	78,399	—
Gulf Coast Town Center Phase III	Ft. Myers, FL	Jul-15		2.75%	6,529		—	6,529
Oak Park Mall	Overland Park, KS	Dec-15		5.85%	275,700		275,700	—
Triangle Town Center	Raleigh, NC	Dec-15		5.74%	181,341		181,341	—
Fremaux Town Center	Slidell, LA	Mar-16		2.32%	5,531		—	5,531
Renaissance Center Phase I	Durham, NC	Jul-16		5.61%	33,464		33,464	—
Governor's Square Mall	Clarksville, TN	Sep-16		8.23%	20,525		20,525	—
Kentucky Oaks Mall	Paducah, KY	Jan-17		5.27%	23,688		23,688	—
The Shops at Friendly Center	Greensboro, NC	Jan-17		5.90%	40,738		40,738	—
High Pointe Commons	Harrisburg, PA	May-17		5.74%	13,730		13,730	—
Gulf Coast Town Center Phase I	Ft. Myers, FL	Jul-17		5.60%	190,800		190,800	—
High Pointe Commons Phase II	Harrisburg, PA	Jul-17		6.10%	5,480		5,480	—
CoolSprings Galleria	Nashville, TN	Jun-18		6.98%	108,466		108,466	—
York Town Center	York, PA	Feb-22		4.90%	37,014		37,014	—
York Town Center - Pier 1	York, PA	Feb-22		2.95%	1,497		—	1,497
West County Center	St. Louis, MO	Dec-22		3.40%	190,000		190,000	—
Friendly Shopping Center	Greensboro, NC	Apr-23		3.48%	100,000		100,000	—
Renaissance Center Phase II	Durham, NC	Apr-23		3.49%	16,000		16,000	—
					$1,485,198		$1,315,345	$169,853
Weighted average interest rate					5.13%		5.28%	3.99%

(a)
The Company has an interest rate swap on a notional amount of $12,660, amortizing to $11,313 over the term of the swap, related to CoolSprings Crossing to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(b)
The Company has an interest rate swap on a notional amount of $11,272, amortizing to $10,083 over the term of the swap, related to Gunbarrel Point to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(c)
The Company has an interest rate swap on a notional amount of $33,863, amortizing to $30,276 over the term of the swap, related to Stroud Mall to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(d)
The Company has an interest rate swap on a notional amount of $54,086, amortizing to $48,337 over the term of the swap, related to York Galleria to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(e)	The weighted average interest rates used for debt premiums (discounts) reflect the market interest rate in effect as of the assumption of the related debt.
(f)
Pearland Town Center is owned 88% by the Company and 12% by a noncontrolling partner. This amount represents the noncontrolling partner's equity contribution that is accounted for as a financing due to certain terms of the joint venture agreement.

(g)	Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is approximately $13,419.
(h)
Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of June 30, 2013

Schedule of Maturities of Mortgage and Other Indebtedness
(Dollars in thousands )

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2013	$27,266	$16,176	$—	$43,442	0.82%
2014	175,063	80,268	—	255,331	4.78%
2015	496,641	297,822	—	794,463	14.88%
2016	1,115,447	26,481	(30,400)	1,111,528	20.82%
2017	1,026,734	137,218	(18,023)	1,145,929	21.47%
2018	309,227	59,764	(5,700)	363,291	6.81%
2019	82,869	—	—	82,869	1.55%
2020	194,037	—	(1,128)	192,909	3.61%
2021	559,367	—	(814)	558,553	10.46%
2022	623,977	114,255	(16,317)	721,915	13.52%
2023	—	58,000	—	58,000	1.09%
Face Amount of Debt	4,610,628	789,984	(72,382)	5,328,230	99.81%
Net Premiums on Debt	11,767	—	(1,529)	10,238	0.19%
Total	$4,622,395	$789,984	$(73,911)	$5,338,468	100.00%

Based on Original Maturity Dates:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2013	$53,466	$57,244	$—	$110,710	2.07%
2014	217,483	101,972	—	319,455	5.98%
2015	821,901	235,050	—	1,056,951	19.81%
2016	1,256,968	32,012	(36,100)	1,252,880	23.47%
2017	555,353	137,218	(18,023)	674,548	12.64%
2018	245,207	54,233	—	299,440	5.61%
2019	82,869	—	—	82,869	1.55%
2020	194,037	—	(1,128)	192,909	3.61%
2021	559,367	—	(814)	558,553	10.46%
2022	623,977	114,255	(16,317)	721,915	13.52%
2023	—	58,000	—	58,000	1.09%
Face Amount of Debt	4,610,628	789,984	(72,382)	5,328,230	99.81%
Net Premiums on Debt	11,767	—	(1,529)	10,238	0.19%
Total	$4,622,395	$789,984	$(73,911)	$5,338,468	100.00%

Unsecured Debt Covenant Compliance Ratios
For the six months ended June 30, 2013

Covenant	Required	Actual
Debt to total asset value	<60%	50.3%
Ratio of unencumbered asset value to unsecured indebtedness	>1.60x	3.65x
Ratio of unencumbered NOI to unsecured interest expense	>1.75x	8.80x
Ratio of EBITDA to fixed charges (debt service)	>1.50x	2.09x

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2013

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	523,773	$38.79	$41.84	7.9%	$43.47	12.1%
Stabilized malls	465,616	40.92	44.15	7.9%	45.88	12.1%
New leases	168,720	41.47	49.34	19%	52.41	26.4%
Renewal leases*	296,896	40.61	41.21	1.5%	42.18	3.9%

Year-to-Date:
All Property Types (1)	1,097,712	$38.59	$41.34	7.1%	$42.97	11.4%
Stabilized malls	1,004,021	40.20	43.09	7.2%	44.78	11.4%
New leases	287,169	42.81	52.14	21.8%	55.30	29.2%
Renewal leases*	716,852	39.15	39.46	0.8%	40.57	3.6%

*Excluding nine leases signed with Wet Seal for terms of two years or less during the second quarter 2013, the change in rents received on renewal leases for the quarter was 5.6% on an initial basis and 8.2% on an average basis. Year-to-date, excluding the nine Wet Seal leases, the change in renewal leases was 2.4% on an initial basis and 5.4% on an average basis.

Total Leasing Activity

Square Feet
Quarter:
Operating portfolio:
New leases	366,840
Renewal leases	754,870
Development portfolio	364,270
Total leased	1,485,980

Year-to-Date:
Operating Portfolio
New leases	701,750
Renewal leases	1,757,009
Development Portfolio	451,060
Total leased	2,909,819

Average Annual Base Rents Per Square Foot (3) By Property Type For Small Shop Space Less Than 10,000 Square Feet

	As of June 30,
	2013	2012
Stabilized malls	$29.66	$29.31
Non-stabilized malls	23.04	22.64
Associated centers	11.82	11.85
Community centers	15.74	15.48
Office buildings	19.16	18.23

(1) Includes stabilized malls, associated centers, community centers and other.
(2) Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.
(3) Average annual base rents per square foot are based on contractual rents in effect as of June 30, 2013, including the impact of any rent concessions.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of June 30, 2013

Top 25 Tenants Based On Percentage Of Total Annual Revenues

	Tenant	Number of Stores	Square Feet	Percentage of Total Annualized Revenues
1	Limited Brands, LLC (1)	166	845,377	3.16%
2	Foot Locker, Inc.	160	635,592	2.35%
3	AE Outfitters Retail Company	89	528,451	2.08%
4	The Gap, Inc.	71	797,650	1.67%
5	Signet Jewelers Limited (2)	110	202,245	1.64%
6	Genesco Inc. (3)	197	297,415	1.58%
7	JC Penney Company, Inc. (4)	75	8,663,559	1.51%
8	Dick's Sporting Goods, Inc. (5)	23	1,287,809	1.46%
9	Abercrombie & Fitch, Co.	67	455,731	1.42%
10	Dress Barn, Inc. (6)	138	660,092	1.39%
11	Luxottica Group, S.P.A. (7)	127	281,100	1.3%
12	Aeropostale, Inc.	95	343,781	1.27%
13	Express Fashions	49	399,484	1.25%
14	Zale Corporation	126	133,132	1.21%
15	Finish Line, Inc.	68	362,003	1.18%
16	New York & Company, Inc.	46	320,269	1.04%
17	Charlotte Russe Holding, Inc.	53	360,255	1.02%
18	Best Buy Co., Inc. (8)	67	554,025	1.02%
19	Forever 21 Retail, Inc.	23	421,545	0.99%
20	The Buckle, Inc.	51	257,683	0.93%
21	Sun Capital Partners, Inc. (9)	45	630,914	0.87%
22	The Children's Place Retail Stores, Inc.	59	260,951	0.84%
23	Claire's Stores, Inc.	121	145,668	0.8%
24	Barnes & Noble Inc.	19	579,099	0.76%
25	Shoe Show, Inc.	52	575,902	0.75%
		2,097	19,999,732	33.49%

(1)	Limited Brands, LLC operates Victoria's Secret and Bath & Body Works.
(2)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.
(3)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores.
(4)	JC Penney Company, Inc. owns 36 of these stores.
(5)	Dick's Sporting Goods, Inc. operates Dick's Sporting Goods and Golf Galaxy stores.
(6)	Dress Barn, Inc. operates Justice, dressbarn and maurices.
(7)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut, and Pearle Vision.
(8)	Best Buy Co., Inc. operates Best Buy and Best Buy Mobile.
(9)	Sun Capital Partners, Inc. operates Gordmans, Limited Stores, Fazoli's Restaurants, Smokey Bones and Bar Louie Restaurants. SunCapital no longer operates Life Uniforms.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2013

Capital Expenditures
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012

Tenant allowances	$13,116	$16,065	$21,614	$24,338

Renovations	9,546	4,865	11,932	5,661

Deferred maintenance:
Parking lot and parking lot lighting	864	6,951	1,054	7,041
Roof repairs and replacements	2,302	2,334	2,767	3,823
Other capital expenditures	1,592	4,777	2,914	9,114
Total deferred maintenance expenditures	4,758	14,062	6,735	19,978

Total capital expenditures	$27,420	$34,992	$40,281	$49,977

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

	2013	2012
Quarter ended:
March 31,	$461	$533
June 30,	356	950
September 30,	—	934
December 31,	—	768
	$817	$3,185

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of June 30, 2013

Property Opened During the Six Months Ended June 30, 2013
(Dollars in thousands)

Property	Location	Total Project Square Feet	Total Cost (a)	Cost to Date (b)	Opening Date	Initial Unleveraged Yield
Community Center:
The Crossings at Marshalls Creek	Middle Smithfield, PA	104,525	$18,983	$19,318	June-13	9.8%

Properties Under Development at June 30, 2013
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (a)	Cost to Date (b)	Expected Opening Date	Initial Unleveraged Yield
Outlet Centers:
The Outlet Shoppes at Atlanta (c)	Woodstock, GA	370,456	$80,490	$56,999	July-13	11.7%
The Outlet Shoppes at Louisville (d)	Simpsonville, KY	373,944	80,472	9,056	August-14	10.2%
		744,400	$160,962	$66,055

Community Centers:
Fremaux Town Center - Phase I (d)	Slidell, LA	295,000	$52,396	$26,045	Summer-14	8.5%

Mall Expansions:
Cross Creek Mall - Shops	Fayetteville, NC	45,620	$15,831	$6,259	November-13	9.8%
Volusia Mall - Restaurant District	Daytona Beach, FL	27,500	7,114	5,309	Fall-13	10.4%
The Shoppes at Southaven Towne Center - Phase II	Southaven, MS	22,925	3,968	1,661	November-13	12.2%
West Towne Mall - Phase I	Madison, WI	22,500	5,454	2,054	October-13	11.8%
		118,545	$32,367	$15,283
Mall Redevelopments:
Monroeville Mall - JC Penney /Cinemark (e)	Pittsburgh, PA	78,223	$26,178	$16,706	October-12/Winter-13	7.6%
South County - Dick's Sporting Goods	St. Louis, MO	50,000	8,051	626	November-13	9.5%
Southpark Mall - Dick's Sporting Goods	Colonial Heights, VA	85,322	9,379	4,090	July-13	6.5%
		213,545	$43,608	$21,422

Associated Center Redevelopment:
The Shops at Northgate	Chattanooga, TN	75,018	$6,105	$5,124	October-13	9.2%

Total Properties Under Development		1,446,508	$295,438	$133,929

(a)	Total Cost is presented net of reimbursements to be received.
(b)	Cost to Date does not reflect reimbursements until they are received.
(c)	This property is a 75/25 joint venture. Total cost and cost to date are reflected at 100%
(d)	This property is a 65/35 joint venture. Total cost and cost to date are reflected at 100%
(e)	JC Penney opened October 2012. Cinemark to open Winter 2013.